Exhibit 10.1

AMENDMENT AGREEMENT

This AMENDMENT AGREEMENT, dated as of February __, 2019 (this “Amendment”), is entered into by and among Staffing 360 Georgia, LLC, a Georgia limited liability company (“Buyer”), Firstpro Inc., a Georgia corporation (“FPI”), Firstpro Georgia, LLC, a Georgia limited liability company (“FPL” and, together with FPI, “Sellers” and, each individually, a “Seller”), April F. Nagel, an individual (“Mrs. Nagel”), and Philip Nagel, an individual (“Mr. Nagel” and together with Mrs. Nagel, the “Principals”).

RECITALS

WHEREAS, Buyer, Sellers and Principals are parties to that certain Asset Purchase Agreement dated as of September 15, 2017 (the “APA”);

WHEREAS, Sellers and Buyer have agreed that Buyer will make a single lump sum payment of $1,125,000 (the “Final Payment”) in full and final satisfaction of any remaining amounts payable to the Sellers under Section 1.05 of the APA;

WHEREAS, in connection with the parties’ execution and delivery of the APA, the Buyer and FPI entered into a Trademark License Agreement, dated September 15, 2017 (the “TLA”);

WHEREAS, Buyer and FPI desire to amend the TLA to make the term of the license given thereunder perpetual; and

WHEREAS, Buyer, Sellers and Principals desire to amend the APA and TLA to, among other things, give effect to the foregoing.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Capitalized Terms

.  Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the APA.

2.The Final Payment.  Within five (5) Business Days after the date of this Agreement, the Buyer shall make the Final Payment to the Sellers by wire transfer of immediately available funds to an account identified in writing by Sellers. The Final Payment shall be in full and final satisfaction of all amounts that remain payable to Sellers under Section 1.05 of the APA.

Amendments to APA

.  Upon Buyer’s deliver of the Final Payment, the APA shall automatically be deemed amended as follows;

(i)	by deleting clauses (b), (c), (d) and (e) of Sections 1.05 thereof in their entirety;

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(ii)by replacing Section 7.07 in its entirety with the following

“7.07[Reserved]”

(ii) by deleted the definition of “Deferred Payment Amount” in its entirety from Section 8.01 of the APA.

4.Amendments to TLA.  Upon Buyer’s deliver of the Final Payment, Section 5(a) of the TLA shall automatically be deemed amended as follows:

“a.Subject to the Licensor’s termination rights set forth in Section 5(b), the term of this License shall be perpetual.”

Governing Law

(a); Jurisdiction. Sections 9.09 – 9.11 of the APA are incorporated herein by reference and made a part hereof.

6.Confirmation of the APA.  Except as expressly modified hereby, the APA and TLA shall remain in full force and effect and is hereby ratified and confirmed in all respects.

7.Amendments; Waiver; Entire Agreement. This Amendment may be amended, supplemented or modified in whole or in part if, but only if, such amendment, supplement or modification is in writing and is signed by each party hereto.  Any provision of this Amendment may be waived if, but only if, such waiver is in writing and is signed by the party or parties against whom enforcement of any such waiver is sought and specific reference to this Amendment is made in such writing.  The waiver by any party of a breach of any provision of this Amendment shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach.  No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. This Amendment together with the APA and TLA is the entire agreement among the parties hereto with respect to the subject matter hereof.

[Signature page follows.]

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IN WITNESS WHEREOF this Amendment has been duly executed and delivered by each Party as of the date first above written.

BUYER:	Staffing 360 georgia, llc

By:
Name: Brendan Flood
Title:Chairman and Chief Executive Officer

SELLERS:	FIRSTPRO INC.

By:
Name:
Title:

FIRSTPRO GEORGIA, LLC

By:
Name:
Title:

PRINCIPAS:

By:
Name:April F. Nagle

By:
Name:Philip A. Nagle

[Signature Page to Amendment Agreement]